UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

OFF THE HOOK YS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LETTER TO STOCKHOLDERS

May 15, 2026

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Off the Hook YS Inc., which will be held on June 24, 2026 at 11:00 a.m. Eastern Time. The Company will be holding the Annual Meeting via a live webcast, see page 1 of the Proxy Statement for instructions regarding access to the virtual meeting.

The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

In accordance with U.S. Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Because we are using the Internet, most stockholders will not receive paper copies of our proxy materials. We will instead send our stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. This notice also provides information on how our stockholders may obtain paper copies of our proxy materials if they choose. We believe the use of the Internet makes the proxy distribution process more efficient and less costly and helps in conserving natural resources.

The Proxy Statement, the accompanying form of proxy card, the Notice of Annual Meeting of Stockholders, and the 2025 Annual Report on Form 10-K are available at www.cleartrustonline.com/OTH and may also be accessed through our website at www.offthehookyachts.com under the “Financials” section of the investor relations tab. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.

You are entitled to vote at our Annual Meeting only if you were a stockholder as of May 4, 2026.

Your vote is important. Please cast your vote as soon as possible over the Internet, by telephone, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend the Annual Meeting virtually. Returning the proxy does not deprive you of your right to attend the Annual Meeting virtually to vote your shares.

On behalf of our Board of Directors and our employees, we thank you for your continued interest in and support of our company. We look forward to the Annual Meeting on June 24, 2026.

Sincerely,

Jason Ruegg

Founder, President and Chairman of the Board of Directors

Off The Hook YS Inc.

1701 Jel Wade Dr.

Wilmington, NC 28401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually via the Internet on June 24, 2026

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Off The Hook YS Inc. (the “Company”) will be held in a completely virtual format on June 24, 2026, at 11:00 a.m. Eastern Time for the following purposes:

The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board of Directors has fixed the close of business on May 4, 2026 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. Accordingly, only stockholders of record at the close of business on May 4, 2026 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the Annual Meeting.

Your vote is important. Whether or not you expect to virtually attend the Annual Meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return the proxy card so that your shares may be represented at the meeting.

By Order of the Board of Directors,

/s/ Chad Corbin
Chad Corbin
Chief Financial Officer
Wilmington, NC
May 15, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 24, 2026.

This Notice of Annual Meeting of Stockholders, the Proxy Statement, form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available at

www.cleartrustonline.com/OTH.

IMPORTANT NOTICE REGARDING THE VIRTUAL ANNUAL MEETING

The format of the virtual Annual Meeting ensures that stockholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting, using online tools to ensure stockholder access and participation. For more information about the virtual Annual Meeting, see “About the Meeting” in this Proxy Statement.

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Off The Hook YS Inc.

1701 Jel Wade Dr.

Wilmington, NC 28401

PROXY STATEMENT

ABOUT THE MEETING

Why am I receiving this Proxy Statement?

This Proxy Statement contains information related to the solicitation of proxies for use at our 2026 Annual Meeting of Stockholders, to be held in a completely virtual format on June 24, 2026, at 11:00 a.m. Eastern Time for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. This solicitation is made by our Board of Directors (also referred to as the “Board” in this Proxy Statement) on behalf of Off The Hook YS Inc. In this Proxy Statement, the terms “we,” “our,” “us” and the “Company” refer to Off The Hook YS Inc.

We have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending to our stockholders of record as of the close of business on May 4, 2026, a Notice of Internet Availability of Proxy Materials (the “Notice”) relating to our Annual Meeting of Stockholders. All stockholders of record will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On or about May 15, 2026, we intend to make this Proxy Statement and accompanying form of proxy card available on the Internet and to mail the Notice to all stockholders entitled to vote at the Annual Meeting. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials, within three business days of the receipt of such request.

The Notice, this Proxy Statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available at www.cleartrustonline.com/OTH. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

What am I being asked to vote on?

You are being asked to vote on the following proposals:

● Proposal 1 (Election of Directors): The election of the seven director nominees named in this Proxy Statement, each for a term expiring at the 2027 annual meeting of stockholders (the “2027 Annual Meeting”);

● Proposal 2 (Ratification of M&K ): The ratification of M&K as our independent registered public accounting firm for our fiscal year ending December 31, 2026;

● Proposal 3 (Amendment to 2025 Equity Incentive Plan): To approve an amendment to the Company’s 2025 Equity Incentive Plan (the “2025 Equity Incentive Plan”) to (i) increase the number of shares authorized for issuance to 6,000,000 shares, (ii) provide for an automatic annual increase in shares available for issuance pursuant to an evergreen provision, (iii) expand the types of awards that may be granted to include restricted stock units and other stock-based awards, and (iv) approve and ratify prior awards of restricted stock units granted under the 2025 Equity Incentive Plan; and

● To transact any other business that may properly come before the Annual Meeting or any adjournment(s) or postponements of the Annual Meeting.

What are the Board’s voting recommendations?

The Board recommends that you vote as follows:

● Proposal 1 (Election of Directors): “FOR” each of the Board nominees for election as directors;

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● Proposal 2 (Ratification of M&K): “FOR” the ratification of M&K as our independent registered public accounting firm for our fiscal year ending December 31, 2026; and

● Proposal 3 (Amendment to 2025 Equity Incentive Plan): “FOR” the approval of the amendment to the Company’s 2025 Equity Incentive Plan, including (i) the increase in the number of shares authorized for issuance, (ii) the adoption of an evergreen provision, (iii) the expansion of permissible award types, and (iv) the approval and ratification of prior awards of restricted stock units.

Who is entitled to vote at the Annual Meeting?

Holders of record of our Common Stock, as of the close of business on May 4, 2026, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of the Annual Meeting. Holders of record of shares of Common Stock have the right to vote on all matters brought before the Annual Meeting. As of the record date, there were 24,355,000 shares of Common Stock were issued and outstanding.

What are the voting rights of stockholders?

Each share of our Common Stock outstanding as of the Record Date, is entitled to receive notice of the Annual Meeting and to one vote per share on all matters properly brought before the Annual Meeting.

No dissenters’ rights are provided under the Nevada Revised Statutes, our Articles of Incorporation, or our Bylaws with respect to any of the proposals described in this Proxy Statement.

Who can attend the Annual Meeting?

All holders of our Common Stock at the close of business on the Record Date, or their duly appointed proxies, are authorized to attend the Annual Meeting. The Annual Meeting will be a completely virtual meeting of stockholders. You can attend the Annual Meeting online, where you will be able to listen to the meeting live, submit questions and vote online, as long as you have pre-registered. You will not be able to attend the Annual Meeting in person at a physical location.

Stockholders may attend and vote virtually at www.cleartrustonline.com/OTH. To attend the virtual Annual Meeting, you will need to enter the 12-digit control number included on your proxy card or voting instruction form. Online access to the Annual Meeting will open 15 minutes prior to the meeting time to allow time for stockholders to log-in and test their equipment. You will need the latest version of Chrome, Safari, Internet Explorer, Edge or Firefox. Please test your internet browser before the Annual Meeting to ensure compatibility. A phone number will be provided to access technical support for the virtual Annual Meeting.

Technical Disruptions. In the event of any technical disruptions or connectivity issues during the course of the Annual Meeting, please allow for some time for the meeting website to refresh automatically, and/or for the meeting operator to provide verbal updates.

Voting by Ballot at the Annual Meeting. Although the meeting webcast will begin at 11:00 a.m. Eastern Time on June 24, 2026, we encourage you to access the meeting site 15 minutes prior to the start time to allow ample time to log into the meeting webcast and test your computer system.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

● Stockholder of record. If your shares are registered directly in your name with our transfer agent, ClearTrust, LLC, you are considered the stockholder of record of those shares and the Notice is being sent directly to you by us.

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● Beneficial owner of shares held in street name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Notice is being forwarded to you by your broker or nominee, who is considered with respect to those shares the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Annual Meeting.

What will constitute a quorum at the Annual Meeting?

A quorum is the minimum number of shares required to be virtually present or represented by proxy at the Annual Meeting to properly hold a meeting of stockholders and conduct business under our Bylaws and Nevada law. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting will constitute a quorum. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum. As of the Record Date, there were 24,355,000 shares of our Common Stock outstanding.

If a quorum is not present to transact business at the Annual Meeting, the holders of a majority of the shares entitled to vote at the Annual Meeting who are virtually present or represented by proxy may adjourn the Annual Meeting from time to time until a quorum is present or represented. If we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit the solicitation of additional proxies.

What are broker non-votes?

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Annual Meeting. If you do not give your broker or other nominee voting instructions with respect to Proposal 1 (Election of Directors), and Proposal 3 (Amendment to the 2025 Equity Incentive Plan), your broker or other nominee will not be able to vote on that proposal, and broker non-votes may exist with respect to the election of directors.

Proposal 2 (Ratification of M&K) is the only proposal in which brokers or other nominees are permitted to submit a discretionary vote. If you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the ratification of the appointment of M&K as our independent registered public accounting firm for our fiscal year ending December 31, 2026, even if the broker or other nominee does not receive voting instructions from you.

How many votes are needed for the proposals to pass?

The proposals to be voted on at the Annual Meeting have the following voting requirements:

● Proposal 1 (Election of Directors): Directors are elected by the affirmative vote of the majority of votes cast once a quorum has been established. If any director nominee is not elected by such standard, the director must submit an irrevocable resignation, contingent on the acceptance of that resignation by the Board. There is no cumulative voting in the election of directors. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

● Proposal 2 (Ratification of M&K): The affirmative vote of a majority of the votes cast once a quorum has been established is required to ratify the appointment of M&K as our independent registered public accounting firm for our fiscal year ending December 31, 2026. For purposes of the vote on the ratification of M&K as our independent registered public accounting firm, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

● Proposal 3 (Amendment to the 2025 Equity Incentive Plan): The affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote on this proposal is required to approve the amendment to the Company’s 2025 Equity Incentive Plan (the “2025 Equity Incentive Plan”), including (i) increasing the number of shares authorized for issuance to 6,000,000 shares, (ii) adopting an evergreen provision providing for automatic annual increases in the number of shares available for issuance, (iii) expanding the types of awards that may be granted to include restricted stock units and other stock-based awards, and (iv) approving and ratifying prior awards of restricted stock units granted under the 2025 Equity Incentive Plan.

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Will any other matters be voted on?

As of the date of this Proxy Statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by the Board, or, if no such recommendation is given, in the discretion of the proxy holders.

How do I vote?

● Stockholders of record: If your shares are registered directly in your name with our transfer agent, ClearTrust, LLC., as of the Record Date, you may submit your proxy by Internet or telephone by following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your completed proxy card by mail by following the instructions included with your proxy card. The deadline for submitting your vote by Internet or telephone is 11:59 p.m. Eastern Time on June 23, 2026, which is the day before the virtual Annual Meeting. The designated proxy holders named in the proxy card will vote according to your instructions. You may also attend the virtual Annual Meeting and vote using the 12-digit control number included with these proxy materials to vote during the virtual Annual Meeting.

● Beneficial owner of shares held in street name: If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares. Beneficial owners who wish to attend and vote at the virtual Annual Meeting may be required to pre-register and provide proof of beneficial ownership in accordance with the instructions provided in the Notice of Internet Availability of Proxy Materials and on the virtual meeting website.

If you sign and submit your proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified above under “What are the Board’s voting recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Annual Meeting.

If I plan to attend the Virtual Annual Meeting, should I still vote by proxy?

Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you send in your proxy card and also attend the Virtual Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote.

How are proxy card votes counted?

If the proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the election of all nominees for the Board named in this Proxy Statement; “FOR” the ratification of the appointment of M&K as our independent registered public accounting firm for the fiscal year ending December 31, 2026; “FOR” the approval of the First Amended and Restated 2025 Equity Incentive Plan; and as recommended by our Board with regard to any other matters that may properly come before the Annual Meeting, or, if no such recommendation is given, in their own discretion.

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May I revoke my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the virtual Annual Meeting by (i) filing with our Secretary a written notice of revocation or a duly executed proxy bearing a later date or (ii) voting during the virtual Annual Meeting.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies, including preparation and mailing of the Notice, preparation and assembly of this Proxy Statement, the proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, coordination of the Internet and telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.

Implications of being an “emerging growth company.”

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). Under the JOBS Act, we will remain an “emerging growth company” until the earliest of:

● the last day of the fiscal year during which we have total annual gross revenues of $1.235 billion or more;

● the last day of the fiscal year following the fifth anniversary of our initial public offering;

● the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; and

● the date on which we are deemed to be a “large accelerated filer” under the Securities Exchange Act of 1934 (the “Exchange Act”) (we will qualify as a large accelerated filer as of the first day of the first fiscal year after we have (i) more than $700 million in outstanding common equity held by our non-affiliates and (ii) been public for at least 12 months; the value of our outstanding common equity will be measured each year on the last day of our second fiscal quarter).

For as long as we are an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding stockholder advisory “say-on-pay” votes on executive compensation and stockholder advisory votes on golden parachute compensation.

In addition, the JOBS Act provides that an emerging growth company may delay adopting new or revised accounting standards until such time as those standards apply to private companies. We have elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”). Therefore, when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which opted out of utilizing the emerging growth company reduced reporting requirements difficult.

You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

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CORPORATE GOVERNANCE AND BOARD MATTERS

We have structured our corporate governance in a manner we believe closely align our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

● the Board is not classified, with each of our directors subject to re-election annually;

● three of our seven director nominees are “independent” within the meaning of the listing standards of the NYSE American (“NYSE American”);

● separate Chairman of the Board and Chief Executive Officer roles;

● majority voting in the election of directors; and

● no stockholder rights plan.

Our directors stay informed about our business by attending meetings of the Board and its committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

Board Composition and Structure

Our business and affairs are managed under the direction of our Board. Our Bylaws provide that our Board shall be comprised of at least one director and that the size of our Board shall otherwise be determined from time to time by our Board. Our Board currently consists of seven members, three of which are employees of the Company. The term of office for each director will be until his or her successor is elected at our annual meeting or his or her death, resignation or removal, whichever is earliest to occur.

While we do not have a stand-alone diversity policy, in considering whether to recommend any director nominee, including candidates recommended by stockholders, we believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities. When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the director’s biographies set forth in this Proxy Statement. We believe that our directors will provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Our Board expects a culture of ethical business conduct. Our Board encourages each member to conduct a self-review to determine if he or she is providing effective service with respect to both our Company and our stockholders. Should it be determined that a member of our Board is unable to effectively act in the best interests of our stockholders, such member would be encouraged to resign.

Controlled Company Status

The Company qualifies as a “controlled company” within the meaning of Section 801 of the NYSE American Company Guide because more than 50% of the voting power for the election of directors is held by Jason Ruegg and entities under his control.

As a controlled company, the Company is exempt from certain NYSE American corporate governance requirements, including the requirements that:

●	a majority of the Board of Directors consist of independent directors; and
●	Company maintain a compensation committee composed entirely of independent directors; and

The Company currently relies on these exemptions.

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Director Independence

Our common stock is listed on NYSE American, and the Company is required to comply with the NYSE American listing requirements regarding independent directors. Under NYSE American Company Guide Section 805(a), an “independent director” is a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under NYSE American Company Guide Section 805(a)(2), a director shall not be considered independent if the director, or an Immediate Family Member of the director, accepted compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than compensation for board or committee service, compensation paid to a family member who is an employee of the Company (other than an executive officer), benefits under a tax-qualified retirement plan, or non-discretionary compensation. For purposes of this standard, “Immediate Family Member” includes a director’s spouse, parents, children, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law, and anyone sharing the director’s household.

The Company is required to maintain an Audit Committee composed entirely of independent directors pursuant to NYSE American Company Guide Section 803(B) and Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended. However, because the Company qualifies as a smaller reporting company as defined in Rule 12b-2 under the Exchange Act, the Company is permitted to maintain an Audit Committee consisting of a minimum of two independent members pursuant to Rule 10A-3(b)(1)(iv)(A) and NYSE American Company Guide Section 803(B)(2)(a), rather than the three members otherwise required. All members of the Audit Committee satisfy the independence requirements of NYSE American Company Guide Section 805(a) and Rule 10A-3

Our Board has determined that Brian John, Jason Ruegg, and Andrew Simmons, by virtue of their employment by our Company as Chief Executive Officer, Founder and President, and Executive Vice President, respectively are not considered “independent” for purposes of applicable securities laws or the NYSE American Company Guide. In addition, the Board has determined that George Jousma is not independent under the NYSE American Company Guide due to compensation paid by the Company to an immediate family member in excess of applicable thresholds.

Board Leadership Structure

Our Bylaws provide our Board with flexibility regarding the leadership structure of the Company. The Board of Directors may, in its discretion, choose a Chairman of the Board from among its members. Mr. Jason Ruegg currently serves as Chairman of the Board and Mr. Brian John currently serves as our Chief Executive Officer. We believe that this leadership structure is effective for the Company because it allows our founder, as Chairman, to provide strategic direction and leadership to the Board while our Chief Executive Officer focuses on the day-to-day management and operations of the Company

In order to ensure that our Board functions independently from management, our independent directors are able to request at any time a meeting restricted to independent directors for the purposes of discussing matters independently of management and are encouraged to do so should they feel that such a meeting is necessary. The Nominating and Corporate Governance Committee of our Board, which is comprised solely of independent directors and chaired by Mr. Segrave has the responsibility for coordinating Board and committee self-evaluations.

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Role of the Board in Risk Oversight

One of the key functions of the Board is to have informed oversight of our risk management process. The Board administers this oversight function directly, with support from its three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, each of which addresses risks specific to their respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Board Committees

Our Board has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The principal functions of each committee are described below. We comply with the listing requirements and other rules and regulations of the NYSE American Company Guide, as amended or modified from time to time. Additionally, our Board of Directors may from time to time establish certain other committees to facilitate the management of our company.

The table below provides membership information for each of the Board committees as of the date of this Proxy Statement:

Member	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Mike Kosloske		X (chair)
Mary Reynolds*	X (chair)	X	X
Jim Segrave	X		X (chair)
George Jousma**		X

* Audit committee financial expert.

** As of January 30, 2026, George Jousma is not considered independent under the NYSE American Company Guide due to compensation paid by the Company to an immediate family member exceeding applicable thresholds.

Audit Committee

The Audit Committee of the Board of Directors is comprised of Ms. Reynolds and Mr. Segrave, with Ms. Reynolds serving as Chair. The Board of Directors has determined that each member of the Audit Committee satisfies the independence requirements. The Board has also determined that Ms. Reynolds qualifies as an “audit committee financial expert,” as defined under applicable rules of the Securities and Exchange Commission (the “SEC”).

As a smaller reporting company, we rely on the phase-in provisions and applicable exemptions under the NYSE American listing standards that permit our Audit Committee to be comprised of two members.

The Audit Committee operates under a written charter adopted by the Board of Directors, which is available on our website. The Audit Committee’s primary responsibilities include, among other things:

●	appointing, retaining, compensating, evaluating, and overseeing the work of our independent registered public accounting firm, including resolving disagreements between management and the auditor regarding financial reporting;

●	reviewing and pre-approving all audit and permissible non-audit services performed by the independent registered public accounting firm;

●	assessing the qualifications, independence, and performance of the independent registered public accounting firm;

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●	overseeing the integrity of our financial statements and financial reporting processes, and reviewing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures prior to filing with the SEC;

●	reviewing our accounting policies, critical accounting estimates, internal control over financial reporting, and compliance with legal and regulatory requirements;

●	establishing procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, including the confidential and anonymous submission of concerns by employees;

●	reviewing and approving related person transactions in accordance with applicable SEC rules; and

●	preparing the Audit Committee report required to be included in this proxy statement.

During the fiscal year ended December 31, 2025, following the Company’s initial public offering in November 2025, the Audit Committee met one time, reflecting activity for a partial fiscal year as a public company.

Compensation Committee

The Compensation Committee of the Board of Directors is comprised of Mr. Kosloske, Ms. Reynolds, and Mr. Jousma, with Mr. Kosloske serving as Chair. The Board of Directors has determined that Mr. Kosloske and Ms. Reynolds satisfy the independence requirements of the NYSE American Company Guide. The Board has determined that Mr. Jousma does not qualify as an independent director under such standards.

The Compensation Committee operates under a written charter adopted by the Board of Directors, which is available on our website. The Compensation Committee’s primary responsibilities include, among other things:

●	establishing the Company’s overall compensation philosophy and overseeing the development and implementation of executive compensation programs;

●	reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and determining and approving the Chief Executive Officer’s compensation, including salary, incentive opportunities, equity awards, and any employment or severance arrangements;

●	reviewing and approving the compensation of the Company’s other executive officers, including base salary, incentive compensation, equity awards, and employment or severance arrangements;

●	reviewing, approving, and administering the Company’s incentive compensation, equity-based compensation, and other benefit plans, and making recommendations to the Board where stockholder approval is required;

●	reviewing and recommending to the Board the compensation of non-employee directors, including committee and chair fees;

●	assessing the competitiveness of the Company’s executive compensation programs relative to peer companies and market practices;

●	reviewing and monitoring the financial and cash impact of the Company’s compensation programs;

●	preparing or reviewing the Compensation Committee report on executive compensation required to be included in this proxy statement; and

●	performing such other functions as set forth in its charter or as delegated by the Board of Directors.

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The Compensation Committee has the authority, in its sole discretion, to retain and oversee compensation consultants, legal counsel, and other advisors, and is directly responsible for their appointment, compensation, and oversight, consistent with applicable SEC rules and NYSE American listing standards.

During the fiscal year ended December 31, 2025, following the Company’s initial public offering in November 2025, the Compensation Committee met one time, reflecting activity for a partial fiscal year as a public company.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors is comprised of Ms. Reynolds and Mr. Segrave, with Mr. Segrave serving as Chair. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee satisfies the independence requirements of the NYSE American Company Guide.

The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which is available on our website. The Nominating and Corporate Governance Committee’s primary responsibilities include, among other things:

●	identifying and recommending to the Board qualified candidates for election as directors and recommending nominees for election at the Company’s annual meeting of stockholders;

●	developing and recommending to the Board criteria for Board membership and overseeing the composition and structure of the Board and its committees;

●	overseeing corporate governance matters, including developing, recommending, and periodically reviewing corporate governance guidelines and monitoring trends, legal developments, and best practices;

●	reviewing and recommending changes to the Company’s organizational documents, including its Charter and Bylaws;

●	recommending to the Board the membership and chairs of Board committees;

●	overseeing the evaluation of the Board and its committees and facilitating the annual assessment of director performance;

●	overseeing succession planning and monitoring the performance and effectiveness of senior management, including the Chief Executive Officer;

●	reviewing the Company’s ethics and compliance programs and policies, including the Code of Conduct; and

●	performing such other functions as set forth in its charter or as delegated by the Board of Directors.

In identifying and recommending director nominees, the Nominating and Corporate Governance Committee considers a variety of factors, including relevant experience, expertise, diversity of background, and such other qualities as it deems appropriate to enhance the overall effectiveness of the Board.

During the fiscal year ended December 31, 2025, following the Company’s initial public offering in November 2025, the Nominating and Corporate Governance Committee had not yet met, reflecting activity for a partial fiscal year as a public company.

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Director Selection Process

The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of nominees for election as directors. In accordance with the Nominating and Corporate Governance Committee charter and our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee develops on an annual basis guidelines and criteria for the selection of candidates for directors of the Board. The Nominating and Corporate Governance Committee considers whether a potential candidate for director has the time available, in light of other business and personal commitments, to perform the responsibilities required for effective service on the Board, along with their personal and professional integrity, demonstrated ability and judgement, experience, familiarity with the Company, diversity (of both experience and background) as well as certain other relevant factors.

Our Board will not adopt policies imposing an arbitrary term or retirement age limit in connection with individuals nominated for election as directors as it does not believe that such a limit is in the best interests of our Company. The Nominating and Corporate Governance Committee annually reviews the composition of our Board, including the age and tenure of individual directors. Our Board strives to achieve a balance between the desirability of its members having a depth of relevant experience, on the one hand, and the need for renewal and new perspectives, on the other hand.

Our Board is committed to nominating the best individuals to fulfill director and executive roles. Although our Board has not adopted policies relating to the identification and nomination of women directors and executives, our Board believes that diversity is important to ensure that board members and senior management provide the necessary range of perspectives, experience and expertise required to achieve effective stewardship and management. We have not adopted a target regarding women on our Board or regarding women in executive officer positions as our Board believes that such arbitrary targets are not appropriate for our company.

Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members, the Chairman of the Board and Chief Executive Officer as well as stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends the nominees for election to the Board. Taking the Nominating and Corporate Governance Committee’s recommendation into consideration, the Board then approves the nominees for election to the Board for stockholders to consider and vote upon at the annual stockholders’ meeting.

Stockholders who wish to recommend individuals for consideration by the Board as potential director candidates may submit the candidate’s name and relevant qualifications in writing to the Company’s Chief Financial Officer at the Company’s principal executive offices.

The Company does not currently maintain advance notice bylaw provisions governing stockholder nominations of directors or stockholder proposals outside of Rule 14a-8 under the Exchange Act.

Stockholder recommendations and nominations that comply with these procedures will be evaluated by the Nominating and Corporate Governance Committee in the same manner as other director candidates. For additional information regarding stockholder nominations and proposals, see “Other Matters—Stockholder Proposals and Nominations for the 2027 Annual Meeting.”

Code of Conduct and Ethics

Our Board of Directors has adopted a Code of Conduct and Ethics that applies to all of our directors, officers, and employees. The Code of Conduct and Ethics is intended to promote honest and ethical conduct and to deter wrongdoing, including:

●	the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●	full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commission and in our other public communications;

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●	compliance with applicable laws, rules, and regulations;

●	the prompt internal reporting of violations of the Code of Conduct and Ethics to appropriate persons identified in the Code; and

●	accountability for adherence to the Code of Conduct and Ethics.

The Code of Conduct and Ethics also addresses, among other matters, compliance with legal and regulatory requirements, protection and proper use of Company assets, confidentiality of Company information, fair dealing, and reporting mechanisms.

Any waiver of the Code of Conduct and Ethics for our directors or executive officers may be made only by our Board of Directors or an authorized committee thereof and will be disclosed as required by applicable SEC rules and the listing standards of the NYSE American.

Anti-Hedging Policies

Our insider trading policy contains provisions prohibiting purchases of our securities on margin, short sales of our securities and purchasing or selling puts, calls, options or other derivatives in respect of our securities by our directors, officers, and employees. Our directors, officers, and employees may pledge company securities as security for margin accounts, but they are responsible for ensuring compliance with our insider trading policy in connection with any foreclosure on pledged securities.

Availability of Corporate Governance Materials

Stockholders may view our corporate governance materials, including the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, our Corporate Governance Guidelines and our Code of Conduct and Ethics, on our website at www.offthehookyachts.com under “Investors — Corporate Governance”, and these documents are available in print to any stockholder who sends a written request to such effect to Off The Hook YS Inc. 1701 Jel Wade Dr., Wilmington, NC 28401. Information on or accessible from our website is not and should not be considered a part of this Proxy Statement.

Board Meetings

During the fiscal year ended December 31, 2025, following the Company’s initial public offering in November 2025, the Board met one time, reflecting activity for a partial fiscal year as a public company. Each director then serving attended 100% of the applicable Board meetings and committee meetings during this time.

Annual Meeting Attendance

Pursuant to the policy set forth in our Corporate Governance Guidelines, each director is expected to attend the Annual Meeting.

Communications with the Board

Stockholders and other interested parties may communicate with the Board by sending written correspondence to the “Audit Committee Chair” c/o the Chief Financial Officer, Off The Hook YS Inc. 1701 Jel Wade Dr., Wilmington, NC 28401 who will then directly forward such correspondence to the chair of the Audit Committee. The Audit Committee chair will decide what action should be taken with respect to the communication, including whether such communication should be reported to the full Board.

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Director Compensation

In November 2025 our Board of Directors, upon recommendation of the Compensation Committee, approved Non-Employee Director Compensation for the Company’s non-employee directors. Each such non-employee director receives an annual equity award of 30,000 restricted stock units (“RSUs”) for service on the Board. The RSUs vest on a one-year cliff vesting schedule. Each non-employee director also received 25,000 RSUs, which vested immediately, to compensate for their service pre-IPO. Non-employee directors do not receive cash compensation for their services, but we do reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

The following provides compensation information pursuant to the scaled disclosure rules applicable to emerging growth companies under SEC rules and the JOBS Act.

Director Compensation Table

The following table sets forth certain information concerning the compensation of our directors (excluding Mr. John and Mr. Ruegg who are named executive officers) for the fiscal year ended December 31, 2025.

	Fees earned or	Stock	Option	All other
	paid in cash	awards	awards	compensation	Total
Name	($)	($)(1)	($)	($)	($)
Andrew Simmons	-	15,650	-	-	15,650
Mike Kosloske(2)	-	179,350	-	-	179,350
Mary Reynolds(2)	-	179,350	-	-	179,350
Jim Segrave(2)	-	179,350	-	-	179,350
George Jousma(2)	-	179,350	-	-	179,350

(1)	The amounts reported in the “Stock awards” and “Option awards” columns reflect the aggregate fair value of stock-based compensation awarded during the year computed in accordance with the provisions of FASB ASC Topic 718.
(2)	Stock awards includes 30,000 RSUs that will cliff vest on 12/9/2026 and 25,000 RSUs that had immediate vesting which was to compensate the director for their pre-IPO services.

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EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers.

Name	Age(1)	Title
Jason Ruegg	36	Founder and President
Brian John	56	Chief Executive Officer
Chad Corbin	47	Chief Financial Officer
Blake Phillips	39	Chief Operating Officer

(1)	Age as of the record date

Jason Ruegg combines over 12 years of experience in senior management within the marine industry following an entrepreneurial career that began during college. Previously, he had been involved in multiple ventures within the recreational boating sector, holding positions including Founder, President, and Chairman. Since 2012, Mr. Ruegg has served as Founder and President of Off The Hook Yachts, a national leader in the wholesale and retail pre-owned yacht market. Under his leadership, the company has completed nearly 10,000 transactions and acquired close to $1 billion in used boats and yachts. Jason has also developed proprietary software to oversee valuations of 10,000+ boats annually. Off The Hook Yachts has been repeatedly recognized, including being named to the Inc. 500 list of America’s Fastest-Growing Companies, consistently ranked among Boating Industry’s Top 100 Dealers, and has completed over 5,000 transactions. In addition to leading core operations, Mr. Ruegg founded Azure Funding, a marine finance company, which has grown to over $100 million in annual loans, and has acquired multiple marinas, shipyards, and dry-stack facilities.

Brian John combines over 25 years of experience in financial consulting, capital markets, and senior executive leadership, following a career as an investor and advisor to global emerging growth companies. Previously, he had been involved in numerous companies in the financial consulting and consumer products industries, holding positions including Chief Executive Officer, Chairman, and board member. From 2018 through 2023, Mr. John was the Chief Executive Officer of Jupiter Wellness, Inc., a consumer health and wellness company that he took public on NASDAQ in November 2020. In 2021, as CEO of Jupiter Wellness, he acquired SRM Entertainment, which began trading on NASDAQ in August 2023. From 2021 to 2023, he also served as CEO of Jupiter Wellness Acquisition Corp (NASDAQ: JWAC), now known as CJET. Mr. John is the founder of Caro Partners, LLC, a financial consulting firm specializing in advising emerging growth companies and has worked with hundreds of companies across dozens of countries. He is also currently the Chairman of the Board for Caring Brands, Inc., a consumer brand development company. Mr. John served on the board of directors of The Learning Center at the Els Center of Excellence, a school for children with autism in Jupiter, Florida, from 2015 through 2023.

Chad Corbin combines over 22 years of experience in financial and operational senior management following a career that began at Ferguson Enterprises. Previously, he had been involved in multiple companies within the financial and manufacturing industries, holding positions including Chief Financial Officer, Controller, General Manager, and Operations Manager. From 2000 through 2008, Mr. Corbin was the Credit Manager and later the Operations Manager for Ferguson Enterprises’ Jacksonville, FL branch. From 2008 to 2017, he served as Controller and subsequently as Chief Financial Officer and General Manager of Filmwerks International, a company specializing in event production and technical solutions. During his nine-year tenure, he was responsible for overseeing financial operations, maintaining the company’s banking relationships, and overseeing two large competitor acquisitions. Following Filmwerks, from 2017 to 2024, Mr. Corbin worked as a Financial/ Operational consultant for several small companies. Two of his larger contracts were with Audioengine and Manufacturing Methods. At Audioengine, a leading innovator in high-end audio equipment, he managed accounting, fulfilment, production, and sales support functions. At Manufacturing Methods, he served has their CFO, where he was responsible for financial and human resources decisions across three companies, maintaining compliance with GAAP standards.

Blake Phillips combines over 17 years of experience in the recreational marine industry’s senior management. Previously, he had been involved in three major companies in the boating industry, holding positions including senior sales executive and Chief Operating Officer. From 2013 through 2022, Mr. Phillips held leadership roles with White River Marine Group, the world’s largest builder of fishing and recreational boats by volume, and MarineMax, the world’s largest retailer of recreational boats and yachts. In October 2022, he joined Off The Hook YS Inc. as Chief Operating Officer to lead the Company’s expansion of its consumer base, supplier network, stores, and operational systems. Mr. Phillips has recruited, built, and led teams of over 100, earned top sales accolades for brands such as Boston Whaler and Azimut Yachts, consulted on new vessel manufacturing, opened retail locations, and designed and managed major boat show displays.

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

The following provides compensation information pursuant to the scaled disclosure rules applicable to emerging growth companies and smaller reporting companies under SEC rules. Our principal executive offers (“PEO”) for the year ended December 31, 2025 were Brian John and Jason Ruegg. Brian John became the Chief Executive Officer upon the successful completion of the IPO in November 2025, whereas before the IPO, Jason Ruegg acted as the Chief Executive Officer. Our named executive officers (“NEOs”), excluding our PEO’s, for the year ended December 31, 2025, were Chad Corbin, our Chief Financial officer and Blake Phillips, our Chief Operating Officer.

The compensation of our NEOs generally consists of a combination of base salary, bonuses and equity-based compensation. The following tables contain certain compensation information for our NEOs in the fiscal years ended December 31, 2025 and 2024.

Summary Compensation Table

The following table presents information about our NEO’s compensation as of December 31, 2025.

				Stock		Option	All Other
Name and Principal		Salary	Bonus	Awards		Awards	Compensation	Total
Position	Year	($)	($)(5)	($)(1)		($)	($)(6)	($)
Brian S. John	2025	24,230	-	14,850	(2)	-	1,154	40,234
Chief Executive Officer	2024	-	-	-		-	-	-

Jason Ruegg	2025	300,000	-	14,850	(2)	-	10,500	325,350
Founder, President and Chairman of the Board	2024	300,000	-	-		-	-	300,000

Chad Corbin	2025	199,385	9,000	505,500	(3)	-	3,988	717,873
Chief Financial Officer	2024	175,000	-	-		-	-	175,000

Blake Phillips	2025	362,277	1,500	900,000	(4)	-	18,900	1,282,677
Chief Operating Officer	2024	300,000	-	-		-	-	300,000

(1)	The amounts reported in the “Stock awards” and “Option awards” columns reflect the aggregate fair value of stock-based compensation awarded during the year computed in accordance with the provisions of FASB ASC Topic 718. See Note 17 to our financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for the assumptions underlying the valuation of equity awards.
(2)	In Q4 the Company granted 5,000 RSUs with a grant date fair value of $2.97 per share to the executive. These awards had no vesting term and therefore were issued to the executive in Q4 2025.
(3)	In Q4 the Company granted 150,000 RSUs with a grant date fair value of $3.37 per share to the Mr. Corbin. 50,000 of these awards vest in 6 months based on continued employment. Another 50,000 awards vest over the next two years on the anniversary of the award based on continued employment. The remaining 50,000 awards vest over the next two years based on annual performance metrics tied to Company EBITDA.
(4)	In Q4 the Company granted 400,000 RSUs with a grant date fair value of $2.25 per share to the Mr. Phillips. 250,000 awards vest over the next two years on the anniversary of the award based on continued employment. The remaining 150,000 awards vest over the next two years based on annual performance metrics tied to Company EBITDA.
(5)	Bonus payments are non-recurring payments that are not subject to a compensation plan or employment agreement.
(6)	All other compensation consists primarily of employer 401(k) match, except for $14,624 of commissions that were provided to Blake Phillips.

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Outstanding Equity Awards at Fiscal Year-End December 31, 2025

The following table presents information about our NEO’s outstanding equity awards as of December 31, 2025.

	Stock Awards
Name	# of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That Have Not Vested $	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested #	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested $
Chad Corbin Chief Financial Officer	100,000	209,000	50,000	104,500
Blake Phillips Chief Operating Officer	250,000	522,500	150,000	313,500

Employment Agreements

On May 9, 2025, Off The Hook YS Inc. entered into employment agreements with the four named executive officers. Pursuant to these employment agreements, the named executive officers are entitled to the following compensation:

Name and Principal Position	Annual Base Salary	Other Compensation
Brian John Chief Executive Officer (1)	$300,000	5% Commission on Wholesale, 10% on Brokerage and New Boat Sales.
Jason Ruegg Founder and President	$500,000	Discretionary bonus determined by the Compensation Committee
Chad Corbin Chief Financial Officer	$200,000	Discretionary bonus determined by the Compensation Committee
Blake Phillips Chief Operating Officer	$500,000	10% of Wholesale Division net profits

(1)	Mr. John became the CEO upon the successful completion of the IPO on November 14, 2025
(2)	Effective March 20, 2026, the Compensation Committee approved the First Amendment to Employment for Chad Corbin. The amendment provided for an increase in Mr. Corbin’s annual base salary to $250,000, together with the addition of an annual performance bonus opportunity equal to twenty percent (20%) of his base salary, payable upon the achievement of mutually agreed-upon performance metrics.

The employment agreements for the NEO’s are all structured with the same provisions. Each agreement is for a term of three-years effective upon our initial public offering which shall automatically renew for one successive year periods unless terminated in accordance with the employment agreement provisions. The base salary may be increased at any time, at the Company’s sole discretion, based on the employee’s performance. Compensation may include stock options or restricted stock to be issued in accordance with the Company’s 2025 Equity Incentive Plan. Each NEO will be eligible to participate in all benefit and fringe benefit plans generally made available to our other executive officers.

The employment agreements provide that it shall continue until terminated (i) by mutual agreement; (ii) due to death or disability; (iii) by the employee without good reason upon 90 days written notice to us; (iv) by us for cause (as defined in the employment agreement); (v) by us without cause; or (vi) by the employee for good reason (as defined in the employment agreement).

The employment agreements include standard restrictive covenants in favor of our company, including, non-compete, confidentiality, and two-year post-termination customer and employee non solicitation.

We do not currently maintain any retirement plans, other than matching 401(k) plans, for our executives or other employees.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2025 about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans (including individual arrangements). The 2025 Equity Incentive plan has only granted RSUs since its inception, however the plan does allow for other types of equity awards, including stock options.

Plan Category	Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted Average Exercise price		Securities remaining Available for future Issuance under equity Compensation plans
2025 Equity Incentive Plan, approved by shareholders	-		N/A	368,500
Non-shareholder approved plans	-		N/A	-
Total	-	$	N/A	368,500

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee is comprised of Ms. Reynolds and Mr. Segrave. Ms. Reynolds is the chair of the Audit Committee, and Ms. Reynolds qualifies as an “audit committee financial expert” as that term is defined by the applicable regulations of the Securities and Exchange Commission (the “SEC”). The Board has determined that each of the directors serving on our Audit Committee is “independent” within the meaning of the applicable rules of the SEC and the NYSE American Company Guide. The members of the Audit Committee are appointed by and serve at the discretion of the Board.

One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of the Company’s financial statements. The Company’s management team has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, with our management.

The Audit Committee also is responsible for assisting the Board of Directors in the oversight of the qualification, independence and performance of the Company’s independent auditors. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has received both the written disclosures and the letter from M&K CPAS PLLC (“M&K”) required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with M&K its independence. In addition, the Audit Committee has considered whether the provision of non-audit services, and the fees charged for such non-audit services by M&K are compatible with maintaining the independence of M&K from management and the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements for 2025 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

Members of the Off The Hook YS Inc. Audit Committee

Mary Reynolds (Chairman)

Jim Segrave

The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of May 4, 2026, regarding the beneficial ownership of shares of our Common Stock (including shares issuable upon the exercise or conversion of securities that entitle the holders thereof to obtain Common Stock upon exercise or conversion in accordance with the terms thereof) by (a) each of our directors, (b) each of our executive officers, (c) all of our directors and executive officers as a group, and (d) each person known to us to be the beneficial owner of more than five percent of our Common Stock. Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and dispositive power with respect to such shares. The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or dispositive power with respect to such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement.

Name of Beneficial Owner (1)	Shares of Class A Common Stock	% of Total Voting Power(7)
5% Stockholders:
Jason Ruegg (2)	14,123,750	58.0%
Brian John (3)	1,216,667	5.0%

Directors and Executive Officers:
Jason Ruegg (2)	14,123,750	58.0%
Brian John (3)	1,216,667	5.0%
Chad Corbin (6)	50,000	*
Blake Phillips	-	-
Andrew Simmons (4)	1,205,000	4.9%
Mike Kosloske (5)	125,000	*
Mary Reynolds	25,000	*
Jim Segrave	25,000	*
George Jousma	25,000	*
Directors and Executive Officers, as a group (9 persons)	16,096,667	66.0%

* Less than 1%

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Off The Hook YS Inc., 1701 Jel Wade Drive, Wilmington, NC 28401.
(2)	Includes 11,250,000 shares held by Ruegg Capital Group, Inc., of which Mr. Ruegg may be deemed the beneficial owner.
(3)	Includes 5,000 shares held by BK Investments LLC and 1,211,667 shares held by OTH Florida Acquisition Corp, of which Mr. John may be deemed the beneficial owner.
(4)	All shares held by the Andrew Simmons Family Business Trust, of which Mr. Simmons may be deemed the beneficial owner.
(5)	Includes 100,000 shares held by Gucci Holdings LLC, of which Mr. Kosloske may be deemed the beneficial owner.
(6)	Includes 50,000 shares issuable upon the vesting of RSUs held by Mr. Corbin that vest within 60 days of May 4, 2026.
(7)	For purposes of calculating beneficial ownership for the directors and executive officers as a group, the denominator includes shares issuable upon the exercise of options or vesting of RSUs held by members of the group that are exercisable or vest within 60 days of May 4, 2026.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and beneficial owners of more than 10% of the Company’s common stock to file reports of ownership and changes in ownership of the Company’s common stock with the Securities and Exchange Commission. Based solely on a review of reports filed electronically with the SEC and written representations from the Company’s directors and executive officers, the Company believes that all Section 16(a) filing requirements applicable to its directors, executive officers and beneficial owners of more than 10% of its common stock were complied with on a timely basis during fiscal 2025.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

Our board of directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof). Our board of directors has adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly-held Common Stock that is listed on NYSE American. Under the policy:

●	any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by the Audit Committee; and

●	any employment relationship or transaction involving an executive officer and any related compensation must be approved by the compensation committee of the board of directors or recommended by the compensation committee to the board of directors for its approval.

In connection with the review and approval or ratification of a related person transaction:

●	management must disclose to the committee or disinterested directors, as applicable, the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

●	management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction complies with the terms of our agreements governing our material outstanding indebtedness that limit or restrict our ability to enter into a related person transaction;

●	management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction will be required to be disclosed in our applicable filings under the Securities Act or the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with the Securities Act and the Exchange Act and related rules; and

●	management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction constitutes a “personal loan” for purposes of Section 402 of the Sarbanes-Oxley Act.

In addition, the related person transaction policy provides that the committee or disinterested directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director, should consider whether such transaction would compromise the director’s status as an “independent,” “outside,” or “non-employee” director, as applicable, under the rules and regulations of the SEC and the NYSE American Company Guide.

Related Party Transactions

Each of the related party transactions described below was negotiated on an arm’s length basis. We believe that the terms of such agreements are as favorable as those we could have obtained from parties not related to us. The following are summaries of certain provisions of our related party agreements and are qualified in their entirety by reference to all of the provisions of such agreements.

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Loan Agreements

In July 2019, the Company entered into a loan agreement with Dan and Diane Ruegg, the parents of Jason Ruegg, the Company’s President, pursuant to which Dan and Diane Ruegg agreed to loan up to $1.0 million to the Company. The loan was unsecured and bore interest at an annual rate of 7% with no maturity date. During fiscal year 2025, the Company repaid the outstanding balance in full. As of December 31, 2025, no amounts remain outstanding under this loan

On February 23, 2023, the Company entered into a loan agreement with Tom Ruegg, the uncle of Jason Ruegg, the Company’s President. Pursuant to the agreement, Tom Ruegg agreed to loan up to $0.5 million to the Company. The loan is unsecured, bears interest at an annual rate of 7%, and it matures on July 1, 2027. As of December 31, 2025 and December 31, 2024, the outstanding principal balance were $0.3 million and $0.4 million, respectively.

In January 2026, the Company granted 50,000 restricted stock units to George Jousma III, the son of George Jousma, a member of the Company’s Board of Directors. The RSUs have a grant date fair value of approximately $136,500, based on the closing price of the Company’s common stock on January 30, 2026. The RSUs are subject to service-based vesting conditions and vest in full on January 30, 2027. George Jousma III provides broker services to the Company and receives commission-based compensation in connection with such services. For the year ended December 31, 2025, George Jousma III received commissions of $20,000 from the Company.

Member Distribution

Prior to the closing of the Company’s initial public offering on November 14, 2025, the Company operated as a limited liability company and was treated as a pass-through entity for federal income tax purposes. During this period, the Company made distributions to its members based on member approvals. These distributions were not contractual obligations and represented either profit distributions or payments made to assist members with their estimated individual tax liabilities arising from the Company’s pass-through tax status.

During the year ended December 31, 2025, the Company made aggregate member distributions of approximately $2.8 million, all of which occurred prior to the closing of the initial public offering on November 14, 2025. Of this amount, Jason Ruegg, the Company’s founder, President, and Chairman of the Board, received approximately $2.6 million representing his pro rata membership interest.

The Company has not made any distributions to stockholders since the closing of the initial public offering and does not currently intend to pay cash dividends on its common stock. Any future determination to pay dividends will be made by the Board of Directors in accordance with applicable law.

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PROPOSAL 1: ELECTION OF DIRECTORS

The Board is currently comprised of seven directors, all of whom have terms expiring at the Annual Meeting. The nominees, all of which are currently serving as directors of the Company, have been recommended by the Board for re-election to serve as directors for one-year terms until the 2027 Annual Meeting and until their successors are duly elected and qualify. Based on its review of the relationships between the director nominees and the Company, the Board has affirmatively determined that the following directors are, or would be considered, “independent” directors under the listing requirements of NYSE American and under applicable rules of the SEC: Mike Kosloske, Mary Reynolds, and Jim Segrave.

The Board knows of no reason why any nominee would be unable to serve as a director. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board may also, as permitted by our Bylaws, decrease the size of the Board.

Nominees for Election for a One-Year Term Expiring at the 2027 Annual Meeting

The following table sets forth the name and age of each nominee for director, indicating all positions and offices with us currently held by the director.

Name	Position	Age(1)
Brian John	Chief Executive Officer and Director	56
Jason Ruegg	Founder, President and Chairman of the Board	36
Andrew Simmons	Executive Vice President and Director	37
Mike Kosloske	Independent Director	61
Mary Reynolds	Independent Director	41
Jim Segrave	Independent Director	54
George Jousma	Director	66

(1) Age as of the Record Date.

Set forth below are descriptions of the backgrounds and principal occupations of each of our directors, and the period during which he or she has served as a director.

Brian John, Chief Executive Officer – Mr. John has served as the Chief Executive Officer since November 2025. Mr. John combines over 25 years of experience in financial consulting, capital markets, and senior executive leadership, following a career as an investor and advisor to global emerging growth companies. Previously, he had been involved in numerous companies in the financial consulting and consumer products industries, holding positions including Chief Executive Officer, Chairman, and board member. From 2018 through 2023, Mr. John was the Chief Executive Officer of Jupiter Wellness, Inc., a consumer health and wellness company that he took public on NASDAQ in November 2020. In 2021, as CEO of Jupiter Wellness, he acquired SRM Entertainment, which began trading on NASDAQ in August 2023. From 2021 to 2023, he also served as CEO of Jupiter Wellness Acquisition Corp (NASDAQ: JWAC), now known as CJET. Mr. John is the founder of Caro Partners, LLC, a financial consulting firm specializing in advising emerging growth companies and has worked with hundreds of companies across dozens of countries. He is also currently the Chairman of the Board for Caring Brands, Inc., a consumer brand development company. Mr. John served on the board of directors of The Learning Center at the Els Center of Excellence, a school for children with autism in Jupiter, Florida, from 2015 through 2023. We believe that Mr. John is qualified to serve as a member of the Board because of his extensive business background and experience in prior senior executive roles.

Jason Ruegg, Founder, President and Chairman of the Board – Mr. Ruegg combines over 12 years of experience in senior management within the marine industry following an entrepreneurial career that began during college. Previously, he had been involved in multiple ventures within the recreational boating sector, holding positions including Founder, President, and Chairman. Since 2012, Mr. Ruegg has served as Founder and President of Off The Hook Yachts, a national leader in the wholesale and retail pre-owned yacht market. Under his leadership, the company has completed nearly 10,000 transactions and acquired close to $1 billion in used boats and yachts. Jason has also developed proprietary software to oversee valuations of 10,000+ boats annually. Off The Hook Yachts has been repeatedly recognized, including being named to the Inc. 500 list of America’s Fastest-Growing Companies, consistently ranked among Boating Industry’s Top 100 Dealers, and has completed over 5,000 transactions. In addition to leading core operations, Mr. Ruegg founded Azure Funding, a marine finance company, which has grown to over $100 million in annual loans, and has acquired multiple marinas, shipyards, and dry-stack facilities. We believe that Mr. Ruegg is qualified to serve as a member of the Board because of his extensive business background and experience in the yachting industry.

Andrew Simmons, Executive Vice President – Mr. Simmons combines over 19 years of experience in senior sales and marketing leadership across the marine and automotive industries. Previously, he had been involved in multiple ventures within these sectors, holding positions including Founder, Partner, and President of Sales. Mr. Simmons was the Founder and Partner of American Yacht Group, one of the United States’ largest new yacht dealerships, generating over $100 million in annual sales since its inception in 2019. His success at American Yacht Group contributed to over 50% growth in annual sales for HCB Yachts. Most recently, Mr. Simmons was promoted to President of Sales for HCB Yachts globally. Mr. Simmons has demonstrated a consistent ability to drive growth in competitive markets through innovative sales strategies and strong leadership. His experience in scaling businesses provides a valuable commercial perspective that supports the Company’s expansion and revenue growth initiatives. We believe that Mr. Simmons is qualified to serve as a member of the Board because of his extensive business background and experience in the marine industry.

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Mike Kosloske – Mr. Kosloske is a third-generation insurance industry professional with a long-standing track record in executive leadership and public company governance. He is the founder of Health Insurance Innovations, Inc. (HIIQ), a health insurance technology company that completed its initial public offering on Nasdaq in February 2013. Mr. Kosloske served as Chief Executive Officer of HIIQ, which was recognized as the #1 Growth Company on Nasdaq in 2016, 2017, and 2018. In 2013, he was a finalist for the Ernst & Young Entrepreneur of the Year award. HIIQ was acquired by Madison Dearborn Partners in 2019. Mr. Kosloske previously served on the Board of Directors for St. Joseph’s Hospitals Foundation (2016 – 2025) and currently serves on the Board of Directors for Seminole Boosters (2019 – Present). He is also Managing Partner of Future Labs Capital, a firm focused on funding and consulting for MIT-affiliated companies in artificial intelligence, machine learning, and quantum computing (2024 – Present). We believe that Mr. Kosloske is qualified to serve as a member of the Board because of his extensive business background and experience with public companies.

Jim Segrave – Mr. Segrave is the Founder, Chairman, and Chief Executive Officer of flyExclusive, one of North America’s largest and most innovative private jet operators. Founded in 2015, flyExclusive operates a fleet of over 90 light, mid, and super-midsize jets, employs nearly 800 professionals, and generated estimated annual revenues exceeding $350 million in 2024. In December 2023, flyExclusive (NYSE: FLYX) completed its public listing on the New York Stock Exchange. Mr. Segrave previously founded Segrave Aviation, Inc., a successful aircraft charter company sold to Delta Air Lines in 2010, which became Delta Private Jets. He also founded LGM Ventures, LLC, which operates fixed-base operations (FBOs) at Eastern North Carolina airports, the largest daycare center in Kinston, and a restaurant and bar in Atlantic Beach. Mr. Segrave has been named to the North Carolina Power List of Most Influential Leaders for the past three years. In 2024, he received the Boy Scouts Distinguished Citizen Award and was awarded the Key to the City by the Mayor. He currently serves on the Board of Directors of Quality Equipment, which owns and operates 38 John Deere dealerships, and as Vice Chairman of the Board of Directors of L. Harvey & Son, one of North Carolina’s oldest privately held businesses, founded in 1871. Mr. Segrave is also a member of the Board of Trustees at East Carolina University, the Embry-Riddle Aeronautical University Industrial Advisory Board, and the National Business Aviation Association (NBAA) Leadership Council. We believe that Mr. Segrave is qualified to serve as a member of the Board because of his extensive business background and experience in prior senior executive roles.

Mary Reynolds – Ms. Reynolds has over 15 years of leadership experience in retail and commercial finance, with a focus on business development, process optimization, and strategic growth. Mrs. Reynolds currently serves as Digital Innovation Director at a Connecticut-based bank, where she leads cross-functional teams in delivering technology-driven financial solutions. Previously, Mrs. Reynolds led marine operations at a top-performing national bank, supporting over $500 million in loan originations in under two years while managing federal and state regulatory audits. From November 2024 to May 2025, she served as Vice President of Consumer Lending at The Washington Trust Company. From July 2020 to August 2023, Mrs. Reynolds served as Chief Operating Officer of LV/Bank of Clark and later as Senior Vice President, Head of Operations at LV/Axos Bank of LaVictoire Finance. We believe that Ms. Reynolds is qualified to serve as a member of the Board because of her extensive business background and experience in prior senior executive roles.

George Jousma – Mr. Jousma brings more than 45 years of executive experience representing the Italian yachting sector in the Americas. In 1994, Mr. Jousma became President of Allied Marine/Richard Bertram Yachts, where he expanded the business from a single yacht product line generating under $20 million in sales to a company of over 200 employees across nine locations, with revenues exceeding $200 million. During his 14-year tenure, Allied became one of the largest distributors of Azimut, Benetti, and Ferretti yachts in the Americas, ultimately leading to its acquisition by the Ferretti Group in 2008. That same year, Mr. Jousma founded Sanlorenzo of the Americas, serving as President and Chief Executive Officer for ten years and establishing Sanlorenzo as one of the leading motor yacht brands in the region. Mr. Jousma also served on the Board of Directors and as a two-term President of the International Yacht Brokers Association (IYBA), the largest professional association of its kind globally. He has been an active participant in the Marine Industries Association of South Florida (MIASF) and is a lifelong boater originally from the Midwestern United States.

Vote Required and Recommendation

In connection with uncontested elections in which the number of director nominees equals the number of directors to be elected, directors are elected by the affirmative vote of the majority of votes cast by holders of Common Stock once a quorum has been established, which means that the director nominee much receive more “for” votes than “against” votes for his or her election. The election of directors at the 2026 Annual Meeting is uncontested. If any director nominee is not elected by such majority voting standard, the director must submit an irrevocable resignation, contingent on the acceptance of that resignation by the Board. There is no cumulative voting in the election of directors. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET

FORTH ABOVE.

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board, which is composed entirely of independent directors, has appointed M&K CPAS PLLC (“M&K”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. After careful consideration of the matter and in recognition of the importance of this matter to our stockholders, the Board has determined that it is in the best interests of the Company and our stockholders to seek the ratification by our stockholders of our Audit Committee’s selection of our independent registered public accounting firm. A representative of M&K will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of all the votes cast by holders of Common Stock at the Annual Meeting with respect to the matter is necessary for the approval of the ratification of the appointment of M&K as our independent registered public accounting firm for the fiscal year ending December 31, 2026. For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Even if the appointment of M&K as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine such a change would be in our and our stockholders’ best interests. In the event that the appointment of M&K is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm but will not be required to appoint a different firm.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF M&K CPAS PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

Audit and Non-Audit Fees for 2025 and 2024

Our consolidated financial statements for the fiscal year ended December 31, 2025, have been audited by M&K, which served as our independent registered public accounting firm for that year.

The following table summarizes the aggregate fees billed by M&K for services performed for the Company for the fiscal years ended December 31, 2025, and 2024, respectively:

	2025	2024
Audit Fees	$67,300	$-
Audit-Related Fees	23,600	-
Tax Fees	-	-
All Other Fees	-	-

Audit Fees

Audit fees relate to the financial statement audits, the quarterly reviews and related matters. Audit fees include services rendered by M&K for the 2024 and 2025 audits totaling $67,300. All 2024 audit fees were billed in 2025. Fees also include services rendered by M&K for their reviews of the condensed financial statements included in the Company’s Form 10-Q’s during the third quarter of 2025.

Audit-Related Fees

Audit-related fees include services such as services related to the review of our registration statements and issuance of comfort letters by M&K, in 2025 totaling $23,600.

Tax Fees

No tax fees were billed to us by M&K for the year ended December 31, 2025.

All Other Fees

No other fees were billed to us by M&K for the year ended December 31, 2025.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to review and pre-approve, either pursuant to the Company’s Audit and Non-Audit Services Pre- Approval Policy (the “Pre-Approval Policy”) or through a separate pre-approval by the Audit Committee, any engagement of the Company’s independent auditor to provide any audit-related and non-audit services to the Company. Pursuant to the Pre-Approval Policy, which the Audit Committee reviews and reassesses periodically, a list of specific services within certain categories of services, including audit, audit-related and tax services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by us for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit-related and non-audit services. Additionally, all audit-related and non-audit services in excess of the pre-approved fee level, whether or not included on the pre-approved list of services, must be separately pre-approved by the Audit Committee. The Audit Committee has delegated authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services, for which the estimated cost for such services shall not exceed $100,000 in the aggregate for any calendar year. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement. During the year ended December 31, 2025, only services for the year end audit were pre-approved by the Audit Committee as the Company was not a public company until November 14, 2025.

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PROPOSAL 3: APPROVAL OF OFF THE HOOK YS INC. FIRST AMENDED AND RESTATED 2025 EQUITY INCENTIVE PLAN

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FIRST AMENDED AND RESTATED 2025 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the First Amended and Restated 2025 Equity Incentive Plan (the “Amended Plan”). The Amended Plan makes the following changes to the Company’s existing 2025 Equity Incentive Plan (the “Current Plan”):

1. Share Reserve Increase. A one-time increase of 2,000,000 shares, raising the aggregate share reserve from 4,000,000 shares to 6,000,000 shares of Common Stock.

2. Evergreen Provision. Addition of an automatic annual “evergreen” increase mechanism: each January 1 beginning January 1, 2026, the share reserve will increase by the lesser of (i) 2% of total outstanding shares (fully diluted) as of the preceding December 31, (ii) 750,000 shares, or (iii) such lesser number as the Board may determine.

3. RSU Award Type. Express authorization of Restricted Stock Units as a named award type, with comprehensive mechanics including settlement, dividend equivalents, vesting, and Section 409A compliance provisions.

4. Clawback/Recoupment. A new clawback and recoupment provision expressly subjecting all Awards to the Company’s clawback policy, as required under NYSE American Company Guide and applicable law.

5. Enhanced Tax Withholding. Expanded tax withholding authorization including net share withholding, sell-to-cover arrangements, and the ability to withhold at maximum applicable statutory rates.

6. Anti-Liberal Share Recycling. A new provision expressly prohibiting “liberal share recycling,” clarifying that shares used to pay option exercise prices, shares withheld to satisfy tax obligations, and shares repurchased with option proceeds will not be added back to the share reserve.

7. Performance Award Framework. A new Performance Award section authorizing performance-vested equity awards with defined Performance Goals, certification requirements, and adjustment mechanics.

8. Section 409A Compliance. A comprehensive Section 409A compliance provision including a savings clause, Specified Employee six-month delay, payment event framework, and Separation from Service definition.

9. Definitions Article. A new centralized Definitions section, including express definitions of “Affiliate,” “Subsidiary,” “Good Reason,” and “Cause” that improve clarity and differentiate between ISO-eligible and non-ISO Affiliate entities.

10. Plan Improvements. Several targeted improvements including: (i) simplified Cause definition removing an operationally burdensome hearing/counsel requirement; (ii) enhanced Good Reason definition adding salary/bonus reduction and relocation triggers with a 30-day cure period; (iii) improved ISO $100,000 annual limit cross-reference to cover all current and future Company plans; (iv) fractional share mechanics; and (v) express “no right to continued engagement” protections for consultants and advisors.

Except as described above, the Amended Plan is identical to the Current Plan in all material respects.

Background of the Amendment

Equity compensation is a critical component of the Company’s strategy to attract, retain, and incentivize the directors, officers, employees, consultants, and advisors whose efforts are essential to the Company’s growth and long-term success. The Board and the Compensation Committee believe that equity awards align the interests of our workforce with those of our stockholders and are necessary to remain competitive in the market for talent.

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As of the record date for this meeting, 3,747,600 shares have been issued or are subject to outstanding awards under the Current Plan, and approximately 267,400 shares remain available for future grants. Based on the Company’s current and anticipated equity grant practices, the Board believes that the Current Plan’s share reserve is insufficient to meet the Company’s compensation objectives over the near and medium term. In addition to the share reserve increase, the Board has taken this opportunity to adopt a number of plan improvements that the Board believes will better serve stockholders, including adopting a clawback provision required by NYSE American listing standards, adding RSU and performance award functionality, and strengthening the Plan’s Section 409A compliance provisions.

Accordingly, the Board has approved the Amended Plan, subject to stockholder approval, and unanimously recommends that stockholders vote in favor of this Proposal.

In addition, the Compensation Committee has approved a stock option award to the Company’s Chief Executive Officer covering 1,000,000 shares of Common Stock, which is contingent upon stockholder approval of the proposed increase in the share reserve under the 2025 Equity Incentive Plan. The Compensation Committee approved this award as part of its long-term incentive strategy and to align executive compensation with stockholder value creation, with vesting tied to performance-based metrics.

Discussion of the Increase in Aggregate Share Limit

The Board approved the additional share authority requested under the Amendment based on its belief that the number of shares currently available under the 2025 Equity Incentive Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives. The Board believes that the ability to grant equity awards is a necessary and powerful recruiting and retention tool for the Company to obtain the quality directors, officers, employees and service providers it needs to move its business forward.

In addition, the Compensation Committee has approved a stock option award to the Company’s Chief Executive Officer covering 1,000,000 shares of Common Stock, which is contingent upon stockholder approval of the proposed increase in the share reserve under the 2025 Equity Incentive Plan. Accordingly, a portion of the additional shares requested under this Proposal are expected to be used to satisfy this award, with the remaining shares intended to support the Company’s ongoing equity compensation program.

The Compensation Committee (which administers the 2025 Equity Incentive Plan) recognizes its responsibility to strike a balance between stockholder concerns regarding the potential dilutive effect of equity awards and the ability to attract, retain and reward directors, officers and employees whose contributions are critical to the long-term success of the Company. While share usage may vary based on a variety of factors, the Compensation Committee anticipates that the additional shares requested is expected to provide sufficient capacity for the Company’s near-term equity compensation needs.

The Compensation Committee believes that stockholder approval of the increase in the shares authorized under the 2025 Equity Incentive Plan is necessary for the Company to offer a competitive equity incentive program. The 2025 Equity Incentive Plan is the Company’s only active equity incentive plan and the current number of shares remaining available for grant is insufficient to provide any meaningful recruitment or retention benefit to prospective or current directors, officers and employees. If stockholders do not approve the proposed increase in shares authorized under the 2025 Equity Incentive Plan, the Company will likely be precluded from successfully attracting and retaining the best possible talent.

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Discussion of the Evergreen Provision

The Amended Plan adds an automatic evergreen provision to provide a predictable, self-replenishing supply of shares without requiring stockholder approval of incremental increases to the share reserve. On January 1 of each year, beginning January 1, 2026 and continuing through January 1, 2035, the share reserve will automatically increase by an amount equal to the lesser of (i) 2% of the Company’s total number of shares of Common Stock issued and outstanding as of December 31 of the immediately preceding fiscal year, calculated on a fully diluted basis, (ii) 750,000 shares, or (iii) such lesser number of shares as determined by the Board prior to the applicable January 1.

Discussion of the Ratification of Prior RSU Awards Provision

In addition to the amendments described above, stockholders are being asked to approve and ratify previously granted RSUs. These RSU awards were granted under the Current Plan at a time when RSUs were not expressly authorized as a permitted award type.

The Board believes that these awards were made in good faith and consistent with the Company’s compensation objectives. Accordingly, stockholders are being asked to approve and ratify these prior RSU awards.

Dilution Considerations

As of May 4, 2026, the Company had 27,727,600 shares of Common Stock issued and outstanding, on a fully diluted basis. The following illustrates the potential dilutive impact of the proposed amendments:

●	One-Time Increase: The 2,000,000 share increase represents approximately 7.2% of total fully diluted shares outstanding as of the record date.

●	Maximum Annual Evergreen Increase: The Evergreen Cap of 750,000 shares per year represents, based on current shares outstanding, a maximum potential annual dilution of approximately 2.7% per year, subject to the Board’s discretion to reduce.

●	Anti-Recycling Impact: The addition of the anti-liberal share recycling provision means that shares withheld for tax obligations and used to pay option exercise prices will no longer be available for future grants, which slightly reduces the effective utilization of the Share Reserve but reflects best practices.

The Board and Compensation Committee have carefully considered the proposed plan size and believe it strikes an appropriate balance between providing sufficient equity for the Company’s compensation program and managing the overall dilutive impact on stockholders.

Vote Required and Recommendation

Approval of this Proposal requires the affirmative vote of a majority of the shares present and entitled to vote on this Proposal, provided that a quorum is present. Abstentions will have the effect of a vote against this Proposal. Broker non-votes will have no effect on the outcome of this Proposal.

If stockholders do not approve this Proposal, the Current Plan will remain in effect without any of the proposed changes.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FIRST AMENDED AND RESTATED 2025 EQUITY INCENTIVE PLAN

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OTHER MATTERS

Other Matters to Come Before the 2026 Annual Meeting

No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy card will vote all proxies solicited by this Proxy Statement as recommended by the Board, or, if no such recommendation is given, in their own discretion.

Advisory Vote on Executive Compensation

Section 14A of the Exchange Act, as implemented by rules adopted by the SEC, requires certain public companies to submit to stockholders at their annual meeting (i) an advisory (non-binding) vote to approve the compensation of named executive officers as disclosed in the proxy statement (a “say-on-pay” vote), and (ii) an advisory (non-binding) vote on the frequency with which stockholders wish to hold future say-on-pay votes (a “say-on-frequency” vote).

As an “emerging growth company” as defined in Section 2(a) of the Securities Act and Section 3(a) of the Exchange Act, as amended by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), the Company is exempt from these requirements pursuant to Section 14A(e) of the Exchange Act. The Company currently qualifies as, and intends to remain, an emerging growth company for as long as permitted under applicable law. Accordingly, the Company is not submitting a say-on-pay proposal or a say-on-frequency proposal for stockholder vote at the 2026 Annual Meeting, and no such vote will be held.

The Board of Directors and the Compensation Committee value the opinions of stockholders on executive compensation matters. Although a formal say-on-pay vote is not required at this time, stockholders who wish to communicate their views on the Company’s executive compensation program are encouraged to do so through the process described under “Communications with the Board” in this Proxy Statement. The Board will consider transitioning to annual say-on-pay votes when the Company ceases to qualify as an emerging growth company, which will occur no later than the last day of the fiscal year following the fifth anniversary of the Company’s initial public offering in November 2025.

Stockholder Proposals for the 2027 Annual Meeting

Stockholders who wish to present proposals for inclusion in the proxy materials for the Company’s 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act, must submit such proposals in writing to the Company’s Chief Financial Officer at the Company’s principal executive offices. Any such proposal must comply with the requirements of Rule 14a-8 under the Exchange Act and must be received by the Company within the time periods prescribed by Rule 14a-8 in order to be eligible for inclusion in the Company’s proxy materials for the 2027 Annual Meeting of Stockholders.

The Company’s Bylaws do not currently contain advance notice or proxy access provisions relating to stockholder nominations or proposals outside of the Rule 14a-8 process.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” provides added convenience for stockholders and may reduce printing and mailing costs for the Company.

This year, a single Notice of Internet Availability of Proxy Materials, proxy statement and annual report may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Off The Hook YS, Inc., 1701 Jel Wade Dr., Wilmington, NC 28401, Attention: Chief Financial Officer, or contact us by telephone at (910) 772-9277. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

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DIRECTORS’ APPROVAL

The contents of this proxy statement and its distribution to shareholders have been approved by the Board of the Company.

By Order of the Board of Directors Dated: May 15, 2026

/s/ Chad Corbin
Chad Corbin
Chief Financial Officer
Wilmington, North Carolina

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Appendix A

OFF THE HOOK YS INC.

FIRST AMENDED AND RESTATED 2025 EQUITY INCENTIVE PLAN

(As Amended and Restated Effective [________], 2026)

1. Purpose of the Plan.

This Amended and Restated 2025 Equity Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to Off The Hook YS Inc, a Nevada corporation (the “Company”), and any Subsidiary or Affiliate of the Company, persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries and Affiliates.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2. Administration of the Plan.

The Board of Directors has the sole authority to grant options or restricted stock. The authority to manage the operation of and administer the Plan shall be vested in the Compensation Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NYSE American) and (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3), which shall serve at the pleasure of the Board. The Committee, subject to Sections 4, 6, 7, 8 and 9 hereof, shall have full power and authority to designate recipients of Awards and to determine the terms and conditions of the respective Award Agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

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Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Awards granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Awards granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Awards. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

3. Definitions.

As used in this Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” means any entity (other than the Company and its Subsidiaries) that, directly or indirectly through one or more intermediaries, is controlled by, controls, or is under common control with the Company, including any entity in which the Company holds a direct or indirect equity or profits interest of at least twenty percent (20%), as determined by the Committee in its reasonable discretion. For purposes of granting Incentive Options, Affiliates that do not satisfy the definition of “Subsidiary” under Section 424(f) of the Code are excluded, but Affiliates remain eligible for grants of Nonqualified Options, Restricted Stock, RSUs, and Performance Awards.

(b) “Award” means any Option, Restricted Stock, Restricted Stock Unit, Performance Award, or other equity-based award granted under the Plan.

(c) “Award Agreement” means the written or electronic agreement or notice evidencing the grant of an Award, which shall incorporate such terms and conditions as the Committee determines and which shall be subject to the terms of the Plan in all respects.

(d) “Cause” means, unless otherwise defined in an employment or service agreement between the Company or an Affiliate and the relevant Participant (in which case that definition shall control), the occurrence of any one or more of the following, as determined by the Committee in its good-faith judgment: (i) the Participant’s commission of any act of fraud, embezzlement, or willful dishonesty that is materially injurious to the Company or any Affiliate; (ii) the Participant’s conviction of, or a plea of guilty or nolo contendere to, any felony or any crime involving moral turpitude; (iii) the Participant’s material breach of any written agreement with the Company or any Affiliate, which breach is not cured (if curable) within thirty (30) days following written notice from the Company specifying the breach in reasonable detail; (iv) the Participant’s willful and continued failure to substantially perform his or her material duties to the Company or any Affiliate (other than by reason of Disability), which failure is not remedied within thirty (30) days after written demand for corrective action is delivered by the Company; or (v) the Participant’s engaging in gross misconduct or conduct that brings the Company or any Affiliate into substantial public disrepute. The determination of whether Cause exists shall not require a formal hearing or advance notice other than as specified above.

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(e) “Change in Control” has the meaning set forth in Section 6(c) of the Plan.

(f) “Code” means the United States Internal Revenue Code of 1986, as amended from time to time, and any successor statute, together with the Treasury Regulations and guidance promulgated thereunder.

(g) “Committee” has the meaning set forth in Section 2 of the Plan.

(h) “Common Stock” means the common stock of the Company, par value $0.001 per share, or any successor class of stock of the Company.

(i) “Company” means Off The Hook YS Inc., a Nevada corporation, and any successor entity.

(j) “Disability” means, unless otherwise defined in an employment or service agreement between the Company or an Affiliate and the relevant Participant (in which case that definition shall control), an Optionee’s total and permanent disability as defined in Section 22(e)(3) of the Code.

(k) “Fair Market Value” means the closing price on the final trading day immediately prior to the relevant date of the Common Stock on the NYSE American or other principal securities exchange on which shares of Common Stock are listed (if the shares of Common Stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Common Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.

(l) “Good Reason” means, unless otherwise defined in an employment or service agreement between the Company or an Affiliate and the relevant Participant (in which case that definition shall control), the occurrence of any of the following without the Participant’s written consent: (i) a material reduction in the Participant’s annual base salary or target annual bonus opportunity from the level in effect immediately prior to such reduction; (ii) the assignment to the Participant of duties materially inconsistent with, or a material diminution in, the Participant’s authority, responsibilities, or reporting relationships from those in effect immediately prior to such change; (iii) a Change in Control resulting in a significant adverse alteration in the status or conditions of the Participant’s participation with the Company or the nature of the Participant’s responsibilities from those in effect immediately prior to such Change in Control; (iv) a requirement that the Participant relocate his or her principal place of employment by more than fifty (50) miles from the location in effect immediately prior to such requirement; or (v) the failure by the Company to continue to provide the Participant with benefits substantially similar to those enjoyed by the Participant immediately prior to such failure. Notwithstanding the foregoing, no event shall constitute “Good Reason” unless (A) the Participant provides written notice to the Company within thirty (30) days after the initial occurrence of the event claimed to constitute Good Reason, describing the event in reasonable detail, (B) the Company fails to cure such event within thirty (30) days after receipt of such notice, and (C) the Participant terminates employment or service within sixty (60) days following expiration of such cure period.

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(m) “Participant” means any director, officer, employee, consultant, or advisor of the Company or any Subsidiary or Affiliate who has been selected to receive an Award under the Plan.

(n) “Performance Award” has the meaning set forth in Section 9 of the Plan.

(o) “Performance Goals” has the meaning set forth in Section 9(b) of the Plan.

(p) “Plan” means this Amended and Restated 2025 Equity Incentive Plan, as amended from time to time.

(q) “Restricted Stock” means shares of Common Stock granted under Section 7 of the Plan that are subject to forfeiture and transfer restrictions.

(r) “Restricted Stock Unit” or “RSU” means a contractual right granted under Section 8 of the Plan to receive shares of Common Stock (or cash of equivalent value, at the Committee’s discretion) upon settlement, subject to the terms and conditions established by the Committee.

(s) “RSU Account” means a bookkeeping account maintained by the Company for each RSU recipient reflecting the number of outstanding RSUs credited to the recipient.

(t) “Section 409A” means Section 409A of the Code and the Treasury Regulations and guidance promulgated thereunder.

(u) “Securities” means any Award granted under this Plan, collectively.

(v) “Separation from Service” means a “separation from service” within the meaning of Section 409A.

(w) “Specified Employee” means a “specified employee” as defined in Section 409A(a)(2)(B)(i) of the Code, as determined by the Company in accordance with the regulations promulgated under Section 409A.

(x) “Subsidiary” means any corporation, partnership, limited liability company, or other entity in which the Company owns, directly or indirectly, stock or other ownership interests possessing fifty percent (50%) or more of the combined voting power of all classes of stock or ownership interests of such entity, within the meaning of Section 424(f) of the Code for purposes of Incentive Option grants, and more broadly for all other Award types, any entity in which the Company holds a direct or indirect ownership interest of at least fifty percent (50%).

4. Designation of Participants.

The persons eligible for participation in the Plan as recipients of Awards shall include directors, officers, employees of, and consultants and advisors to, the Company or any Subsidiary or Affiliate; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary within the meaning of Section 424(f) of the Code. The Committee’s use of the terms “Optionee” for option recipients, “Grantee” for Restricted Stock recipients, “RSU Recipient” for RSU recipients, and “Participant” collectively shall not be construed to limit the categories of eligible individuals. In selecting Participants, and in determining the number of shares to be covered by each Award, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary or Affiliate, the Participant’s length of service, promotions and potential.

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For the avoidance of doubt, the eligibility of consultants and advisors to receive Awards is expressly recognized. Grants to consultants and advisors shall be subject to applicable securities law requirements, including the requirement that such persons be natural persons who provide bona fide services to the Company or an Affiliate and that such services not be in connection with the offer or sale of securities in a capital-raising transaction.

5. Stock Reserved for the Plan.

(a) Initial Share Reserve. Subject to adjustment as provided in Section 12 hereof, a maximum of 6,000,000 shares of Common Stock shall be subject to the Plan (the “Share Reserve”). This represents an increase of 2,000,000 shares from the 4,000,000 shares previously authorized under the Plan, as approved by stockholders at the [________] annual or special meeting. The shares of Common Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary or Affiliate of the Company, and such number of shares of Common Stock shall be and is hereby reserved for such purpose. Any of such shares of Common Stock that may remain unissued and that are not subject to outstanding Awards at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Common Stock to meet the requirements of the Plan.

(b) Annual Evergreen Increase. In addition to the initial Share Reserve set forth in Section 5(a), on January 1 of each fiscal year of the Company, beginning on January 1, 2026 and continuing through and including January 1, 2035, the Share Reserve shall be automatically increased by a number of shares of Common Stock equal to the least of:

(i) two percent (2%) of the total number of shares of Common Stock issued and outstanding as of December 31 of the immediately preceding fiscal year (calculated on a fully-diluted basis, including shares issuable upon exercise or settlement of all outstanding options, warrants, convertible securities, and other equity-linked instruments); or

(ii) 750,000 shares of Common Stock (the “Evergreen Cap”); or

(iii) such lesser number of shares as the Board of Directors may determine in its sole discretion prior to such January 1.

For the avoidance of doubt, any determination by the Board to reduce or eliminate the automatic annual increase in any given year shall not affect the automatic annual increase for any subsequent year unless the Board makes a new affirmative determination with respect to such subsequent year. Shares added to the Share Reserve pursuant to this Section 5(b) shall be subject to all terms and conditions of this Plan. The Evergreen Cap shall be subject to adjustment pursuant to Section 12 hereof.

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(c) Share Recycling; Anti-Liberal Share Recycling. If any Award expires, is cancelled, is forfeited, or otherwise terminates without having been exercised or settled in full, the shares of Common Stock underlying such Award (to the extent not delivered) shall again be available for issuance under the Plan. Notwithstanding the foregoing, the following shares shall NOT be added back to the Share Reserve and shall not again be available for issuance under the Plan:

(i) shares tendered by a Participant or withheld by the Company to pay the exercise price of a stock option;

(ii) shares withheld by the Company, or tendered by a Participant, to satisfy any tax withholding obligation with respect to any Award;

(iii) shares subject to a stock appreciation right (if any) that are not actually issued in connection with settlement of such award; and

(iv) shares purchased by the Company on the open market using the proceeds from the exercise of stock options.

The prohibition in this Section 5(c) on adding back shares used to pay exercise prices or satisfy withholding obligations is intended to prevent “liberal share recycling” and shall be strictly construed.

6. Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The purchase price of each share of Common Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value of such share on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share shall be at least 110% of Fair Market Value on the date of grant. The purchase price of each share of Common Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value on the date the Option is granted. In no event shall the purchase price of a share of Common Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Common Stock are listed.

(b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten (10) years after the date such Option is granted; and in the case of an Incentive Option granted to an Optionee who, at the time of grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five (5) years after the date of grant.

(c) Exercisability. Subject to Section 6(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third (1/3) of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

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Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Common Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a Change in Control shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

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For purposes of this Section 6(c), “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Common Stock owned by the Optionee (based on the Fair Market Value of the Common Stock which is not the subject of any pledge or security interest), (ii) in the form of shares of Common Stock withheld by the Company from the shares of Common Stock otherwise to be received with such withheld shares having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price.

(e) Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his or her lifetime or after death by the person or persons entitled thereto under his or her will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any other transfers must be approved by the Board of Directors.

(f) Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary or Affiliate terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death or until the expiration of the stated term of such Option, whichever period is shorter.

(g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary or Affiliate terminates by reason of Disability, then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death or for the stated term of such Option, whichever period is shorter.

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(h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that if the Optionee dies within such ninety (90) day period, any unexercised Option shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death or for the stated term of such Option, whichever period is shorter.

“Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary or Affiliate on or after age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or, if no such pension plan, age 55.

(i) Other Terminations. Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary or Affiliate is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined in Section 3(l)), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination or the balance of such Option’s term, whichever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary or Affiliate, or vice versa, or from one Subsidiary or Affiliate to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i) In the event that the Optionee’s employment or service with the Company or any Subsidiary or Affiliate is terminated for Cause (as defined in Section 3(d)), any unexercised portion of any Option shall immediately terminate in its entirety upon such termination, without any further notice, hearing, or process beyond that specified in the definition of Cause in Section 3(d).

(ii) In the event that an Optionee is removed as a director, officer, or employee by the Company at any time other than for Cause, or resigns as a director, officer, or employee for Good Reason (as defined in Section 3(l)), the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer, or employee, at any time within one (1) year after the date the Optionee ceases to be a director, officer, or employee, or the date on which the Option otherwise expires by its terms, whichever period is shorter.

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(j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Common Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other equity incentive plans of the Company or any Subsidiary, including any predecessor plan and any subsequent plan adopted by the Company) shall not exceed $100,000. For purposes of this $100,000 annual limitation, Incentive Options shall be taken into account in the order in which they were granted. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonqualified Option. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonqualified Option.

7. Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other Award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee Rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, by check, or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 7(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates (or electronic book-entry notation) for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d) Forfeitability; Non-transferability. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock; provided, however, that the Committee shall not authorize or permit the payment of dividends or distributions on unvested shares of Restricted Stock prior to the satisfaction of the applicable vesting conditions. Any dividends or other distributions declared on unvested shares of Restricted Stock shall be accumulated and paid only upon, and to the extent that, the underlying shares vest.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 6(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

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(f) Termination of Employment or Service. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee, director, consultant, or advisor of the Company or any Subsidiary or Affiliate for any reason, all shares of Restricted Stock theretofore awarded to him or her which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8. Terms and Conditions of Restricted Stock Units.

Restricted Stock Units may be granted under this Plan and shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Nature of RSUs. Each RSU represents an unfunded, unsecured promise by the Company to deliver one share of Common Stock (or, at the Committee’s discretion, cash of equivalent Fair Market Value) upon settlement. RSUs do not constitute shares of Common Stock and the RSU Recipient shall have no rights of a stockholder with respect to shares of Common Stock underlying RSUs unless and until such shares are actually delivered upon settlement. RSUs shall be credited to an RSU Account maintained by the Company in the name of each RSU Recipient.

(b) Vesting. RSUs shall vest at such time or times and subject to such terms and conditions (including time-based, performance-based, or a combination thereof) as shall be determined by the Committee at the time of grant. In the absence of any vesting schedule designated by the Committee, RSUs shall vest as to one-third (1/3) of the total number of RSUs on each of the first, second, and third anniversaries of the grant date. Notwithstanding the foregoing, the Committee may, in its sole discretion, accelerate vesting of any RSU upon the occurrence of a Change in Control or the Participant’s termination of service due to death, Disability, or retirement.

(c) Settlement. Vested RSUs shall be settled by delivery of shares of Common Stock (or cash of equivalent Fair Market Value, if the Committee so determines) as promptly as practicable following vesting, and in any event no later than March 15 of the calendar year following the calendar year in which the RSU vests (or such other date as the Committee specifies that complies with the “short-term deferral” exception under Treasury Regulation Section 1.409A-1(b)(4) or another applicable exception or exemption under Section 409A). To the extent any RSU constitutes “nonqualified deferred compensation” within the meaning of Section 409A, settlement shall occur only upon a payment event permitted under Section 409A (including a Separation from Service, a date certain, or death or Disability), and the provisions of Section 16 of the Plan shall apply.

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(d) Dividend Equivalents. The Committee may, in its discretion, provide in the Award Agreement that RSU Recipients shall be entitled to receive dividend equivalents with respect to cash dividends paid on the Common Stock to which the RSUs relate. Any dividend equivalents credited with respect to unvested RSUs shall be subject to the same vesting conditions as the underlying RSUs and shall be accumulated and paid only upon, and to the extent that, the underlying RSUs vest and are settled. Dividend equivalents shall not be paid on unvested RSUs prior to the satisfaction of the applicable vesting conditions.

(e) Non-transferability of RSUs. RSUs are not transferable and may not be sold, pledged, assigned, transferred, or otherwise disposed of by the RSU Recipient, other than by will or the laws of descent and distribution. Any purported transfer of an RSU in violation of this Section 8(e) shall be void and of no effect.

(f) Termination of Employment or Service. Unless otherwise determined by the Committee at or after grant, (i) if an RSU Recipient’s employment or service terminates for any reason other than death or Disability prior to full vesting, all unvested RSUs shall be forfeited as of the date of termination, and (ii) if an RSU Recipient’s employment or service terminates by reason of death or Disability, unvested RSUs shall become fully vested as of the date of such termination and shall be settled in accordance with Section 8(c). The Committee may provide, on or after grant, for different treatment of RSUs upon termination of employment or service, including accelerated vesting or extended post-termination settlement periods, provided that any such provisions comply with Section 409A to the extent applicable.

(g) Change of Control. Upon the occurrence of a Change in Control as defined in Section 6(c), the Committee may accelerate the vesting of outstanding RSUs, in whole or in part, as determined by the Committee in its sole discretion, subject to compliance with Section 409A to the extent applicable.

9. Terms and Conditions of Performance Awards.

The Committee may grant Performance Awards under this Plan, which may take the form of performance stock units, performance shares, performance-vested options, performance-vested restricted stock, or other equity-based awards the vesting, issuance, payment, or settlement of which is conditioned upon the attainment of one or more Performance Goals. Performance Awards shall be subject to the following conditions and such additional terms and conditions as the Committee shall deem desirable:

(a) Grant and Form. Performance Awards may be granted in the form of stock-settled units, shares of Common Stock, or any other form the Committee deems appropriate. The Award Agreement for each Performance Award shall specify the form of the award, the applicable performance period, the Performance Goals and the threshold, target, and maximum payout levels.

(b) Performance Goals. The Committee shall establish in writing, no later than ninety (90) days after the commencement of the applicable performance period (and in any event while the outcome of the Performance Goals is substantially uncertain), one or more objective or subjective performance goals (“Performance Goals”) for each Performance Award. Performance Goals may be based on one or more of the following metrics, or any combination thereof, applied to the Company, any Subsidiary, any Affiliate, or any business unit thereof: (i) revenue or net revenue; (ii) earnings or net income; (iii) earnings before interest, taxes, depreciation, and amortization (EBITDA) or adjusted EBITDA; (iv) operating income or operating margin; (v) earnings per share (basic or diluted); (vi) total stockholder return; (vii) stock price or stock price appreciation; (viii) return on equity, assets, or invested capital; (ix) cash flow or free cash flow; (x) gross profit or gross margin; (xi) market capitalization; (xii) completion of acquisitions, dispositions, financings, or other strategic transactions; (xiii) customer, subscriber, or user growth metrics; (xiv) safety, quality, or operational metrics; or (xv) such other objective or subjective criteria as the Committee shall determine in good faith.

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(c) Adjustments to Performance Goals. The Committee may, in its sole discretion, make adjustments to Performance Goals or the method of measuring the attainment of Performance Goals to reflect (i) extraordinary items, transactions, or events; (ii) changes in applicable tax law or accounting standards; (iii) material restructurings, acquisitions, or dispositions; (iv) discontinued operations; or (v) any other unusual or non-recurring items, in each case as the Committee determines appropriate in its good-faith judgment to prevent undue dilution or enlargement of the benefits intended to be provided by the Performance Award.

(d) Certification of Attainment. As soon as practicable following the end of the applicable performance period and before payment or settlement, the Committee shall certify in writing whether and to what extent the applicable Performance Goals have been achieved. No Performance Award shall be paid or settled until such certification is made.

(e) Settlement; Payout Range. Following certification of attainment, Performance Awards shall be settled in shares of Common Stock or, if the Committee so determines, cash or a combination thereof, at the level (including threshold, target, or maximum) corresponding to actual performance as determined by the Committee. The Award Agreement shall specify the threshold, target, and maximum performance levels and the corresponding payout schedule.

(f) Change in Control. Upon the occurrence of a Change in Control, unless otherwise provided in the Award Agreement, any outstanding Performance Awards for which the performance period has not been completed shall be deemed to have been earned at the greater of (i) target performance level or (ii) actual performance as measured through the date of the Change in Control (to the extent determinable), and shall become immediately vested and payable, subject to the requirements of Section 409A to the extent applicable.

(g) Termination of Employment or Service. Unless otherwise determined by the Committee at or after grant, if a Participant’s employment or service terminates prior to the end of the applicable performance period, all Performance Awards for such Participant shall be forfeited as of the date of termination, except that the Committee may provide for pro-rated payment or other treatment upon termination due to death, Disability, or retirement.

10. Term of Plan.

No Securities shall be granted pursuant to the Plan on or after the date which is ten (10) years from the effective date of the Plan, but Awards theretofore granted may extend beyond that date.

11. Capital Change of the Company; Fractional Shares.

(a) Capital Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, combination of shares, extraordinary cash dividend, or other change in corporate structure affecting the Common Stock of the Company, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and (i) in the number and exercise or purchase price of shares subject to outstanding Awards granted under the Plan, to the end that after such event each Participant’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock, RSUs, and Performance Awards granted under the Plan.

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(b) Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated. Unless otherwise determined by the Committee, fractional shares resulting from any adjustment under Section 11(a) or from the application of the evergreen formula under Section 5(b) shall be rounded down to the nearest whole share, with no compensation payable for the eliminated fraction.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

12. Purchase for Investment/Conditions.

Unless the Awards and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Securities under the Plan may be required by the Company to give a representation in writing that he or she is acquiring the securities for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Securities as shall be determined by the Committee at the time of award.

13. Taxes.

(a) General Authority. The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Awards granted under the Plan with respect to the withholding of any taxes (including federal, state, local, and foreign income and employment taxes) or any other tax matters.

(b) Methods of Tax Withholding. The Committee is authorized, in its sole discretion, to establish procedures pursuant to which tax withholding obligations arising in connection with the exercise, vesting, or settlement of any Award may be satisfied by any one or more of the following methods, or a combination thereof:

(i) Cash Payment. The Participant pays the withholding obligation in cash, check, or wire transfer;

(ii) Net Share Withholding. The Company withholds from the shares of Common Stock otherwise deliverable upon exercise, vesting, or settlement of an Award a number of shares having an aggregate Fair Market Value (measured as of the date of withholding) equal to the withholding obligation. The number of shares so withheld shall be rounded up to the nearest whole share sufficient to cover the withholding obligation, provided that the number of shares withheld does not exceed the number that would result in the Award being classified as a liability for accounting purposes;

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(iii) Sell-to-Cover. The Company arranges for the sale, through a broker designated or approved by the Company, of a number of shares of Common Stock acquired by the Participant upon exercise, vesting, or settlement of an Award that are sufficient to generate proceeds to cover the applicable withholding taxes; or

(iv) Surrender of Shares. The Participant delivers to the Company shares of Common Stock already owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least six months if required by applicable accounting rules to avoid a charge to earnings) having an aggregate Fair Market Value equal to the withholding obligation.

The withholding obligation shall be calculated at such rate as the Committee determines, which may be at the minimum statutory withholding rate or, if the Committee elects, at the maximum applicable statutory rate (or such other rate that will not cause adverse accounting treatment for the Company and is permitted under applicable law). Unless otherwise determined by the Committee in the Award Agreement, the default withholding method shall be net share withholding pursuant to clause (ii) above.

(c) Section 83(b) Elections. If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election within ten (10) days of filing such election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(d) Disqualifying Dispositions. If any Grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

14. Clawback and Recoupment.

(a) Policy Subject to Clawback. All Awards granted under this Plan and any shares of Common Stock delivered or cash paid pursuant to any Award shall be subject to any clawback, forfeiture, or recoupment policy maintained by the Company from time to time (the “Clawback Policy”), including any policy required by NYSE American Listing Rule 303A.14, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or any other applicable law or regulation. By accepting an Award under the Plan, each Participant acknowledges and agrees that (i) the Clawback Policy will apply to such Award, (ii) the Company may recover from the Participant any compensation paid under the Plan to the extent required by applicable law, stock exchange listing standards, or the Clawback Policy, and (iii) the Participant will execute any documentation or take any action necessary to facilitate such recovery.

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(b) Scope of Recovery. Without limiting the generality of Section 14(a), the Company may recover or require forfeiture of Awards and compensation paid thereunder to the extent required under any Clawback Policy, including in circumstances involving a restatement of financial results, whether or not the Participant engaged in misconduct. The Company’s right of recovery is in addition to, and not in lieu of, any other remedies that may be available to the Company under applicable law or agreement.

(c) Award Agreements. Each Award Agreement issued under the Plan shall include or incorporate by reference the terms of the Clawback Policy then in effect, as amended from time to time. In the event of any inconsistency between an Award Agreement and the Clawback Policy, the Clawback Policy shall control to the extent required by applicable law or NYSE American listing standards.

15. Section 409A Compliance.

(a) General Intent. It is the intention of the Company that all Awards under this Plan either (i) be exempt from Section 409A pursuant to an applicable exemption (including the “short-term deferral” exception under Treasury Regulation Section 1.409A-1(b)(4) and the “stock right” exception under Treasury Regulation Section 1.409A-1(b)(5)) or (ii) comply with Section 409A so as not to subject any Participant to the additional taxes and interest imposed by Section 409A. The Plan and all Award Agreements shall be interpreted, operated, and administered in a manner consistent with this intention. Notwithstanding the foregoing, the Company does not guarantee or represent to any Participant that any Award granted under this Plan will comply with, or be exempt from, Section 409A, and the Company shall not be liable for any additional tax, penalty, or interest imposed upon a Participant by reason of Section 409A or any damages for failing to comply with Section 409A.

(b) Savings Clause. If any provision of the Plan or any Award Agreement would result in a Participant becoming subject to the additional tax, penalty, or interest imposed by Section 409A, such provision shall be reformed or interpreted in the manner that is most consistent with the parties’ intent while avoiding or minimizing such tax, penalty, or interest, and the parties shall endeavor to amend the applicable Award Agreement to the extent necessary to cause such Award to comply with Section 409A or to be exempt from Section 409A. Any such amendment may be made without the Participant’s consent to the extent necessary to bring the Plan or Award Agreement into compliance with Section 409A or applicable exemptions thereunder.

(c) Specified Employee Six-Month Delay. To the extent any Award constitutes “nonqualified deferred compensation” within the meaning of Section 409A, and the payment or settlement of such Award is triggered by a Separation from Service of a Participant who is a Specified Employee, then, to the extent required to avoid the imposition of additional tax under Section 409A(a)(2)(B)(i) of the Code, such payment or settlement shall be delayed until the first day of the seventh (7th) month following the date of the Participant’s Separation from Service (or, if earlier, the date of the Participant’s death). Any amounts that would otherwise have been paid or settled during such six-month delay period shall be accumulated and paid or settled in a lump sum on the first day of the seventh month following Separation from Service (or upon death if earlier).

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(d) Payment Events. To the extent any Award constitutes “nonqualified deferred compensation” within the meaning of Section 409A, such Award shall be paid or settled only upon a payment event that constitutes a “permissible payment event” under Section 409A, including a Separation from Service, a Change in Control that constitutes a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), a date certain or specified schedule, death, or Disability (within the meaning of Section 409A(a)(2)(C) of the Code). A Change in Control under Section 6(c) of this Plan shall not be deemed to constitute a “change in control event” under Section 409A unless it independently satisfies the requirements of Treasury Regulation Section 1.409A-3(i)(5).

(e) Separation from Service. For purposes of this Plan, whether a Participant has experienced a Separation from Service shall be determined consistent with the requirements of Section 409A and the Treasury Regulations thereunder, taking into account all facts and circumstances and whether the Participant is expected to perform services for the Company (or any successor, parent, or entity that would be treated as the “service recipient” under Section 409A) at a level that does not meet the threshold for a Separation from Service under applicable Treasury Regulations.

(f) No Acceleration. Any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A shall not be accelerated except to the extent permitted under Treasury Regulation Section 1.409A-3(j)(4), including acceleration upon a Change in Control event (within the meaning of Treasury Regulation Section 1.409A-3(i)(5)), termination of the Plan, or acceleration of vesting (but not payment) in circumstances otherwise permitted under Section 409A.

16. Effective Date of Plan.

The Plan was originally approved by the Board of Directors on April 29, 2025, with an effective date of January 3, 2025. This Amended and Restated Plan was approved by the Board of Directors on May 1, 2026, and was approved by the stockholders of the Company on [________], 2026, at which time it became effective. The Plan shall continue to be presented to the Shareholders for any approvals required under applicable law, stock exchange rules, or as otherwise required in connection with material amendments.

17. Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under Securities theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a) materially increase the number of shares that may be issued under the Plan, except as provided in Sections 5(b) and 11;

(b) materially increase the benefits accruing to the Participants under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof;

(e) extend the term of any Option beyond that provided for in Section 6(b);

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(f) except as otherwise provided in Sections 6(d) and 11(a) hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options;

(g) increase the number of shares of Common Stock to be issued or issuable under the Plan to an amount that is equal to or in excess of 19.99% of the number of shares of Common Stock outstanding before the issuance of the stock or securities; or

(h) otherwise require stockholder approval pursuant to the rules and regulations of NYSE American.

Subject to the foregoing, the Committee may amend the terms of any Award theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Participant without the Participant’s consent. The Plan and any grant of an Award hereunder may be amended from time to time (without, in the case of an Award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules, as further provided in Section 15 of the Plan.

18. Government Regulations.

The Plan, and the grant and exercise or conversion, as applicable, of Securities hereunder, and the obligation of the Company to issue and deliver shares under such Securities shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

19. General Provisions.

(a) Certificates. All certificates (or book-entry notations) for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any applicable federal or state securities law, and any stock exchange or interdealer quotation system upon which the Common Stock is then listed or traded, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment and Service Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary or Affiliate any right to continued employment, or in the case of a Participant who is a director, continued service as a director, or in the case of a Participant who is a consultant or advisor, continued engagement for consulting or advisory services, with the Company, a Subsidiary, or an Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any of its employees, the service of any of its directors, or the engagement of any of its consultants or advisors at any time, with or without cause.

(c) Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

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(d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised, no RSU settled, and no Performance Award paid unless and until the Common Stock to be issued upon exercise, settlement, or payment thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Common Stock to be issued upon the exercise, settlement, or payment of an Award granted hereunder in order to permit such exercise, settlement, or payment. If the Company chooses to comply with such an exemption from registration, the Common Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Common Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Common Stock to the Company’s transfer agent.

20. Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive Awards, (ii) the form, amount and timing of such Awards, (iii) the terms and provisions of such Awards and (iv) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, Awards under the Plan, whether or not such Participants are similarly situated.

21. Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Nevada, without giving effect to principles of conflicts of laws, and applicable federal law.

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ClearTrust, LLC - Proxy Agent
16540 Pointe Village Dr., Ste 210
Lutz, Florida 33558

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY

ONLINE (FASTEST AND EASIEST):
- Scan QR code or visit: cleartrustonline.com/OTH
- Have your Proxy Card ready
- Follow the simple instructions to record your vote

MAIL
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

PHONE:
- Call 1-813-235-4490
- Have your Proxy Card ready
- Request to vote your proxy.

CONTROL NUMBER:

FOR YOUR VOTE TO COUNT, YOU MUST VOTE BEFORE THE POLLS CLOSE ON THE DAY OF THE MEETING. USE THE CONTROL NUMBER ABOVE TO VOTE ONLINE.

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

ANNUAL MEETING OF STOCKHOLDERS

OFF THE HOOK YS, INC.

DATE: June 24, 2026
TIME: 11:00 A.M. Eastern Time
LOCATION: VIRTUAL via www.cleartrustonline.com/OTH

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Jason Ruegg and Brian John (the "Named Proxies"), and each or any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and authorizes them, and each of them, to vote all the shares of common stock of Off the Hook YS., Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card or otherwise provide voting instructions by phone or on the internet as described above.

Continued and to be signed on the reverse side

OFF THE HOOK YS., INC.

ANNUAL MEETING OF STOCKHOLDERS

PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1. To consider and vote upon a proposal to elect directors to serve on the board of directors until the 2027 annual meeting of stockholders.	FOR		ABSTAIN	FOR
Brian John	☐		☐	
Jason Ruegg	☐		☐	
Andrew Simmons	☐		☐	
Mike Kosloske	☐		☐	
Mary Reynolds	☐		☐	
Jim Segrave	☐		☐	
George Jousma	☐		☐	
	FOR	AGAINST	ABSTAIN	FOR
2. To consider and vote upon a proposal to ratify the appointment of M&K CPAS PLLC as the Company's independent registered public accounting firm for the year ending December 31, 2026.	☐	☐	☐	
	FOR	AGAINST	ABSTAIN	FOR
3. To consider and vote upon a proposal to amend the Company's 2025 Equity Incentive Plan to: (i) increase the number of shares authorized for issuance to 6,000,000 shares; (ii) provide for an automatic annual increase in shares available for issuance pursuant to an evergreen provision; (iii) expand the types of awards that may be granted to include restricted stock units and other stock-based awards; and (iv) approve and ratify prior awards of restricted stock units granted under the 2025 Equity Incentive Plan.	☐	☐	☐	

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date

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